PBF Logistics Announces Third Quarter 2014 Earnings Results and
Declares Quarterly Distribution of $0.30 per Unit

PARSIPPANY, NJ – October 30, 2014 – PBF Logistics LP (NYSE: PBFX, the "Partnership") announced today third quarter 2014 net income of $9.3 million, or $0.29 per limited partner unit. During the quarter, the Partnership generated earnings before interest, income taxes, depreciation, and amortization (EBITDA) of $10.5 million and distributable cash flow of $10.2 million.

Included in our results for the third quarter are $572.1 thousand, or $0.018 per unit on a pre-tax basis, of transaction expenses included in our general and administrative expenses related to the recently completed acquisition of the Delaware City West Rack (the "DCR West Rack"), which closed on September 30, 2014.

The DCR West Rack is a 40,000 barrel per day heavy crude oil rail unloading facility located at PBF Energy's Delaware City refinery. The DCR West Rack is also capable of unloading light crude oil. The total consideration of $150 million for the acquisition consisted of $135 million in cash and $15 million of PBFX common units, or 589,536 common units. In its first full year of operations following the acquisition, the DCR West Rack is expected to contribute approximately $15 million of EBITDA, supported by a 7-year throughput agreement with a minimum volume commitment of 40,000 barrels per day. Maintenance capital expenditures for the facility are expected to be approximately $1.25 million on an annual basis.

"During the quarter, our assets performed well, as expected, and we are very pleased to add the West Rack to PBFX's stable of assets. The annualized expected increase to EBITDA as a result of the acquisition represents an approximately 30 percent increase above current levels," said PBF Logistics GP LLC Chief Executive Officer, Tom Nimbley. "We are committed to growing the Partnership. We continue to seek opportunities, both organically and through external acquisitions, to grow and diversify our revenue streams and create additional value for our unitholders."

As of September 30, 2014, the Partnership had $12.1 million in cash and cash equivalents and access to an additional $134.9 million under its existing revolving credit facility. The Partnership intends to use its financial resources to fund organic growth projects at the Partnership and future acquisitions.

PBF Logistics Announces Quarterly Distribution
The Board of Directors of PBF Logistics GP LLC, the Partnership's general partner, declared a regular quarterly cash distribution of $0.30 per unit. The distribution is payable on November 28, 2014 to unitholders of record at the close of business on November 14, 2014.

This release is intended to be a qualified notice to nominees under Treasury Regulations Section 1.1446-4(b). All of the Partnership's distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, the Partnership's distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Non-GAAP Measures
This earnings release, and the discussion during the management conference call, may include references to non-GAAP (U.S. Generally Accepted Accounting Principles) measures including, but not limited to, EBITDA (Earnings before

Interest, Income Taxes, Depreciation and Amortization) and Distributable Cash Flow. PBFX's management believes that non-GAAP financial measures provide useful information about the Partnership's operating performance, financial results and the amount of cash generated by the Partnership's operations and the amount available for distribution to its unitholders. However, these measures have important limitations as analytical tools and should not be viewed in isolation or considered as alternatives for, or superior to, comparable GAAP financial measures. PBFX's non-GAAP financial measures may also differ from similarly named measures used by other companies. See the accompanying tables and footnotes in this release for additional information on the non-GAAP measures used in this release and reconciliations to the most directly comparable GAAP measures.

Conference Call Information
The Partnership's senior management will host a conference call and webcast regarding third quarter results and other business matters on Thursday, October 30, 2014, at 11:00 a.m. ET. The call is being webcast and can be accessed at PBF Logistics’ website, http://www.pbflogistics.com. The call can also be heard by dialing (866) 952-1907 or (785) 424-1826, conference ID: PBFXQ314. The audio replay will be available two hours after the end of the call through November 14, 2014, by dialing (800) 723-6062 or (402) 220-2665.

Forward-Looking Statements
This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the Partnership and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including risks relating to the securities markets generally, the impact of adverse market conditions impacting PBFX's logistics and other assets and other risks inherent in PBFX's business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBFX's filings with the Securities and Exchange Commission including the Form S-1 and prospectus relating to the initial public offering of the Partnership's common units. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. PBFX assumes no responsibility or obligation to update forward-looking statements except as may be required by law.

PBF Logistics LP
PBF Logistics LP, headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy Inc. to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets.

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Contacts:
Colin Murray (investors)
ir@pbfenergy.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbfenergy.com
Tel: 973.455.8994

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONSOLIDATED STATEMENTS OF OPERATIONS (NOTE 1)
(Unaudited, in thousands, except unit and per unit data)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013*	2014	2013*
		Predecessors		Predecessors

Revenue from affiliates	$14,744	$—	$22,526	$—

Costs and expenses:
Operating and maintenance expenses	4,070	1,402	7,303	4,419
General and administrative expenses	2,569	445	4,695	1,416
Depreciation and amortization expense	586	291	1,161	741
	7,225	2,138	13,159	6,576

Income (loss) from operations	7,519	(2,138)	9,367	(6,576)

Other income (expense):
Interest expense, net and other financing costs	(682)	—	(969)	—
Amortization of loan fees	(142)	—	(215)	—
Net income (loss)	6,695	$(2,138)	8,183	$(6,576)
Less: Net loss attributable to Predecessors	(2,613)		(6,542)
Limited partners' interest in net income attributable to the Partnership	$9,308		$14,725

Net income per limited partner unit:
Common units - basic	$0.29		$0.46
Common units - diluted	$0.29		$0.46
Subordinated units - basic and diluted	$0.29		$0.46

Weighted-average limited partner units outstanding:
Common units - public (basic)	15,812,500		15,812,500
Common units - public (diluted)	15,820,638		15,813,630
Common units - PBF (basic and diluted)	74,053		74,053
Subordinated units - PBF (basic and diluted)	15,886,553		15,886,553

See Footnotes to Earnings Release Tables

* Prior-period financial information has been retrospectively adjusted for the Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONSOLIDATED STATEMENTS OF OPERATIONS (NOTE 1)
(Unaudited, in thousands, except unit and per unit data)

	Three months ended September 30, 2014
	PBF Logistics LP	DCR West Rack Predecessor	Consolidated Results

Revenue from affiliates	$14,744	$—	$14,744

Costs and expenses:
Operating and maintenance expenses	1,765	2,305	4,070
General and administrative expenses	2,524	45	2,569
Depreciation and amortization expense	323	263	586
	4,612	2,613	7,225

Income (loss) from operations	10,132	(2,613)	7,519

Other income (expense):
Interest expense, net and other financing costs	(682)	—	(682)
Amortization of loan fees	(142)	—	(142)
Net income (loss)	9,308	(2,613)	6,695
Less: Net loss attributable to Predecessors	—	(2,613)	(2,613)
Limited partners' interest in net income attributable to the Partnership	$9,308	$—	$9,308

	Nine months ended September 30, 2014
	PBF Logistics LP	DCR West Rack Predecessor	Consolidated Results

Revenue from affiliates	$22,526	$—	$22,526

Costs and expenses:
Operating and maintenance expenses	4,998	2,305	7,303
General and administrative expenses	4,584	111	4,695
Depreciation and amortization expense	898	263	1,161
	10,480	2,679	13,159

Income (loss) from operations	12,046	(2,679)	9,367

Other income (expense):
Interest expense, net and other financing costs	(969)	—	(969)
Amortization of loan fees	(215)	—	(215)
Net income (loss)	10,862	(2,679)	8,183
Less: Net loss attributable to Predecessors	(3,863)	(2,679)	(6,542)
Limited partners' interest in net income attributable to the Partnership	$14,725	$—	$14,725

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION
(Unaudited, amounts in thousands except as indicated)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013*	2014	2013*
		Predecessors		Predecessors
Key Operating Information (Note 1):
Throughput (barrels per day ("bpd") in thousands)
Delaware City Rail Terminal:
Actual throughput	74.8	N/A	74.9	N/A
Minimum volume commitment	75.0	N/A	75.0	N/A
DCR West Rack	—	N/A	—	N/A
Toledo Truck Terminal	10.3	N/A	10.9	N/A
Total Throughput (in thousands of barrels)
Delaware City Rail Terminal	6,883.9	N/A	10,483.9	N/A
DCR West Rack	—	N/A	—	N/A
Toledo Truck Terminal	944.5	N/A	1,526.1	N/A
Total	7,828.4	N/A	12,010.0	N/A

Cash Flow Information (Note 1):
Net cash provided by (used in):
Operating activities	$6,362	$(1,847)	$4,212	$(5,835)
Investing activities	26,207	(5,322)	(293,636)	(18,373)
Financing activities	(24,658)	7,169	301,509	24,208
Net increase (decrease) in cash	$7,911	$—	$12,085	$—

Other Financial Information:
EBITDA attributable to PBFX (Note 2)	$10,455	$—	$16,378	$—
Distributable cash flow (Note 2)	$10,231	N/A	$16,062	N/A
Quarterly distribution declared per unit	$0.30	N/A	$0.46	N/A
Distribution declared:
Common units - public	$4,829	N/A	$7,402	N/A
Common units - PBF	199	N/A	211	N/A
Subordinated units - PBF	4,766	N/A	7,308	N/A
Total distribution declared	$9,794	N/A	$14,921	N/A
Capital expenditures	$8,893	$5,158	$28,726	$18,373

	September 30,	December 31,
Balance Sheet Information (Note 1):	2014	2013*
		Predecessors
Cash, cash equivalents and marketable securities	$276,998	$—
Property, plant and equipment, net	75,138	47,573
Total assets	360,045	47,573
Total debt	405,000	—
Total liabilities	407,317	2,528
Net investment - Predecessors	N/A	45,045
Partners' equity	(47,272)	N/A
Total liabilities and equity	360,045	47,573

See Footnotes to Earnings Release Tables
* Prior-period financial information has been retrospectively adjusted for the Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW (NOTE 2)
(Unaudited, in thousands)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013*	2014	2013*
		Predecessors		Predecessors
Reconciliation of net income (loss) to EBITDA and distributable cash flow:
Net income (loss)	$6,695	$(2,138)	$8,183	$(6,576)
Interest expense, net	682	—	969	—
Amortization of loan fees	142	—	215	—
Depreciation and amortization	586	291	1,161	741
EBITDA	8,105	(1,847)	10,528	(5,835)
Less: Predecessors EBITDA (Note 1)	(2,350)	(1,847)	(5,850)	(5,835)
EBITDA attributable to PBFX	10,455	$—	16,378	$—
Non-cash unit-based compensation expense	458		653
Interest expense, net	(682)		(969)
Maintenance capital expenditures	—		—
Distributable cash flow	$10,231		$16,062

Reconciliation of net cash provided by (used in) operating activities to EBITDA and distributable cash flow:
Net cash provided by (used in) operating activities	$6,362	$(1,847)	$4,212	$(5,835)
Change in current assets and liabilities	1,519	—	6,000	—
Interest expense, net	682	—	969	—
Non-cash unit-based compensation expense	(458)	—	(653)	—
EBITDA	8,105	(1,847)	10,528	(5,835)
Less: Predecessors EBITDA (Note 1)	(2,350)	(1,847)	(5,850)	(5,835)
EBITDA attributable to PBFX	10,455	$—	16,378	$—
Non-cash unit-based compensation expense	458		653
Interest expense, net	(682)		(969)
Maintenance capital expenditures	—		—
Distributable cash flow	$10,231		$16,062

See Footnotes to Earnings Release Tables
* Prior-period financial information has been retrospectively adjusted for the Acquisition.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW (NOTE 2)
(Unaudited, in thousands)

	Three months ended September 30, 2014
	PBF Logistics LP	DCR West Rack	Consolidated Results
Reconciliation of net income (loss) to EBITDA and distributable cash flow:
Net income (loss)	$9,308	$(2,613)	$6,695
Interest expense, net	682	—	682
Amortization of loan fees	142	—	142
Depreciation and amortization	323	263	586
EBITDA	10,455	(2,350)	8,105
Less: Predecessors EBITDA (Note 1)	—	(2,350)	(2,350)
EBITDA attributable to PBFX	10,455	$—	10,455
Non-cash unit-based compensation expense	458		458
Interest expense, net	(682)		(682)
Maintenance capital expenditures	—		—
Distributable cash flow	$10,231		$10,231

Reconciliation of net cash provided by (used in) operating activities to EBITDA and distributable cash flow:
Net cash provided by (used in) operating activities	$9,057	$(2,695)	$6,362
Change in current assets and liabilities	1,174	345	1,519
Interest expense, net	682	—	682
Non-cash unit-based compensation expense	(458)	—	(458)
EBITDA	10,455	(2,350)	8,105
Less: Predecessors EBITDA (Note 1)	—	(2,350)	(2,350)
EBITDA attributable to PBFX	10,455	$—	10,455
Non-cash unit-based compensation expense	458		458
Interest expense, net	(682)		(682)
Maintenance capital expenditures	—		—
Distributable cash flow	$10,231		$10,231

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW (NOTE 2)
(Unaudited, in thousands)

	Nine months ended September 30, 2014
	PBF Logistics LP	DCR West Rack	Consolidated Results
Reconciliation of net income (loss) to EBITDA and distributable cash flow:
Net income (loss)	$10,862	$(2,679)	$8,183
Interest expense, net	969	—	969
Amortization of loan fees	215	—	215
Depreciation and amortization	898	263	1,161
EBITDA	12,944	(2,416)	10,528
Less: Predecessors EBITDA (Note 1)	(3,434)	(2,416)	(5,850)
EBITDA attributable to PBFX	16,378	$—	16,378
Non-cash unit-based compensation expense	653		653
Interest expense, net	(969)		(969)
Maintenance capital expenditures	—		—
Distributable cash flow	$16,062		$16,062

Reconciliation of net cash provided by (used in) operating activities to EBITDA and distributable cash flow:
Net cash provided by (used in) operating activities	$6,973	$(2,761)	$4,212
Change in current assets and liabilities	5,655	345	6,000
Interest expense, net	969	—	969
Non-cash unit-based compensation expense	(653)	—	(653)
EBITDA	12,944	(2,416)	10,528
Less: Predecessors EBITDA (Note 1)	(3,434)	(2,416)	(5,850)
EBITDA attributable to PBFX	16,378	$—	16,378
Non-cash unit-based compensation expense	653		653
Interest expense, net	(969)		(969)
Maintenance capital expenditures	—		—
Distributable cash flow	$16,062		$16,062

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
FOOTNOTES TO EARNINGS RELEASE TABLES
(Unaudited, in thousands, except per unit data)

(1)
On May 14, 2014, subsidiaries of PBF Energy Inc. ("PBF Energy") contributed certain logistics assets (the "Contributed Assets") to PBF Logistics LP ("PBFX," the "Partnership," "we," "our," or "us") and we completed our initial public offering ("IPO") of 15,812,500 common units.

On September 30, 2014, the Partnership acquired from PBF Energy Company LLC ("PBF LLC") the Delaware City West Heavy Unloading Rack (“DCR West Rack”), a heavy crude oil rail unloading facility at the Delaware City refinery with total throughput capacity of approximately 40,000 barrels per day (the "Acquisition").

As of September 30, 2014, PBF LLC holds a 51.1% limited partner interest in PBFX and owns all of PBFX’s incentive distribution rights, with the remaining 48.9% limited partner interest owned by public unit holders.

The financial data in the Earnings Release Tables reflects the financial position and the results of operations of the Contributed Assets and DCR West Rack. The Acquisition was a transfer between entities under common control. Accordingly, the financial statements and related notes of PBF MLP Predecessor and the Partnership have been retrospectively adjusted to include the historical results of the Acquisition for all periods presented through September 30, 2014, the date of the acquisition ("DCR West Rack Predecessor"). We refer to the historical results of PBF MLP Predecessor and the DCR West Rack Predecessor collectively as our "Predecessors." The Balance Sheet Information as of September 30, 2014 and the Statement of Operations data and Cash Flow Information for periods subsequent to May 13, 2014, reflect the assets, liabilities, equity and results of operations of PBFX. The Key Operating Information for the three and nine months ended September 30, 2014 reflects the throughput for periods subsequent to our IPO and the Acquisition.

PBFX's results of operations may not be comparable to our Predecessors' historical results of operations for the following reasons:

- Revenues: prior to our IPO and the Acquisition, the Contributed Assets and DCR West Rack were part of the integrated operations of PBF Energy and did not generate third-party or intra-entity revenue. Subsequent to the IPO and the Acquisition, we entered into commercial agreements with PBF Holding Company LLC and receive revenue for logistics services.

- General and Administrative Expense: Our Predecessors' general and administrative expense included direct monthly charges for the management of the Contributed Assets and DCR West Rack and certain expenses allocated by PBF Energy's subsidiaries for general corporate services such as accounting, treasury and legal services. These expenses were allocated based on the nature of the expenses and the time devoted by PBF Energy's subsidiaries' employees to provide such services. Subsequent to the IPO and the Acquisition, we pay a fee to PBF Energy's subsidiaries for general corporate services and we also incur incremental general and administrative expense as a result of being a public company.

- Interest expense, net: Our Predecessors had no debt outstanding prior to our IPO and the Acquisition. Concurrent with the closing of our IPO, we entered into a five-year, $275.0 million revolving credit agreement and borrowed $300.0 million under our three-year term loan facility. The borrowings under our term loan facility are fully collateralized by U.S. Treasuries. As of September 30, 2014, we had $140.1 million outstanding under our revolving credit facility and $264.9 million outstanding under our term loan. Our interest expense, net reflects the commitment fee on our revolving credit facility and interest expense on our term loan borrowings, net of interest income earned on U.S. Treasuries.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
FOOTNOTES TO EARNINGS RELEASE TABLES
(Unaudited, in thousands, except per unit data)

(2)
We define EBITDA as net income (loss) before net interest expense, income taxes, depreciation and amortization expense. We define distributable cash flow as EBITDA, plus non-cash unit-based compensation expense, less net cash paid for interest and maintenance capital expenditures and income taxes. Distributable cash flow does not reflect changes in working capital balances.

Both EBITDA and distributable cash flow are non-GAAP supplemental financial measures that management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

- our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;

- the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;

- our ability to incur and service debt and fund capital expenditures; and

- the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities.

We believe that the presentation of EBITDA provides useful information to investors in assessing our financial condition and results of operations. We use distributable cash flow to measure whether we have generated from our operations an amount of cash sufficient to support the payment of minimum quarterly distributions. Distributable cash flow is not necessarily indicative of the actual cash we have on hand to distribute or that we are required to distribute. Both EBITDA and distributable cash flow should not be considered alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some but not all items that affect net income and cash provided by operating activities. Additionally, because EBITDA and distributable cash flow may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. EBITDA and distributable cash flow are reconciled to their most directly comparable financial measures calculated and presented in accordance with GAAP, within the accompanying Earnings Release Tables.